                                                                    EXHIBIT 32.1

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Martin E. Franklin, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual
Report on Form 10-K of Jarden Corporation for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934 and that the information contained in such Annual Report on
Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Jarden Corporation.

/s/ Martin E. Franklin
----------------------
Martin E. Franklin
Chief Executive Officer
March 2, 2005

      I, Ian G.H. Ashken, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual
Report on Form 10-K of Jarden Corporation for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934 and that the information contained in such Annual Report on
Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Jarden Corporation.

/s/ Ian G.H. Ashken
-------------------
Ian G.H. Ashken
Chief Financial Officer
March 2, 2005